Exhibit 10.6

Final Version

EXHIBIT E

to

Merger Agreement

FORM OF LETTER OF TRANSMITTAL

INSTRUCTIONS FOR LETTER OF TRANSMITTAL

FOR STOCKHOLDERS (“HOLDERS”)

OF XYNOMIC PHARMACEUTICALS, INC. (THE “COMPANY”)

1.	Delivery of Letter of Transmittal, Exhibits and Certificates. The Letter of Transmittal, together with the exhibits attached thereto, properly completed and duly executed, together with the certificate(s) for the securities described, should be delivered to Continental Stock Transfer & Trust Company (the “Exchange Agent”) at the address below in the envelope enclosed for your convenience. If the space provided on the Letter of Transmittal is inadequate, the applicable information should be listed on a separate schedule to be attached thereto.

THE METHOD OF DELIVERY OF ALL REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, BUT IF SENT BY MAIL, IT IS RECOMMENDED THAT THEY BE SENT BY REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. DELIVERY OF THE DOCUMENTS WILL BE EFFECTIVE, AND RISK OF LOSS AND TITLE WITH RESPECT THERETO SHALL PASS, ONLY WHEN THE MATERIALS ARE ACTUALLY RECEIVED BY THE COMPANY AT THE ADDRESS BELOW.

2.	Signatures.

a.	If the Letter of Transmittal is signed by the registered owner(s) of the stock certificate(s) listed and surrendered thereby, no endorsements of certificates or separate stock powers are required. If the certificate(s) surrendered is (are) owned of record by two or more joint owners, all such owners must sign the Letter of Transmittal.

b.	If, with respect to any surrendered certificate(s), the Letter of Transmittal is signed by a person other than the registered owner of the certificate(s) listed or its duly authorized representative (as confirmed by proper evidence satisfactory to the Exchange Agent and to Bison Capital Acquisition Corp. (“Parent”)), such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificate(s). Signatures on such Letters of Transmittal and such certificates or stock powers must be guaranteed by a financial institution that is a member of a Securities Transfer Association approved medallion program such as STAMP, SEMP or MSP (an “Eligible Institution”).

c.	If the Letter of Transmittal or any certificate, stock power or other exhibit to the Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or other entities or others, acting in a fiduciary or representative capacity, such persons should so indicate when signing and proper evidence, satisfactory to Exchange Agent and to Parent, of their authority to do so must be submitted.

3.	Special Issuance and Delivery Instructions. Indicate on the Letter of Transmittal all names and addresses to which consideration for the securities is to be issued and the amounts thereto, if different from the name and address of the person(s) signing the Letter of Transmittal. Signatures on such Letters of Transmittal must be guaranteed by an Eligible Institution.

4.	Form W-8/W-9. If you are a U.S. person, please enter your social security or employer identification number, and complete, sign and date the attached Form W-9. If you are a non-U.S. person, you must provide a properly completed and executed Internal Revenue Service Form W-8BEN or other Form W-8, which you can obtain from the Company by contacting the designated person below.

5.	Additional Copies. Additional copies of the Letter of Transmittal may be obtained from the Exchange Agent at the address listed below.

6.	Lost, Stolen or Destroyed Stock Certificates. If any stock certificates have been lost, stolen or destroyed, please indicate so on the front of the Letter of Transmittal and additional paperwork will be sent to you to replace the lost, stolen or destroyed stock certificates, as applicable.

All questions as to the validity, form and eligibility of any surrender of stock certificates will be determined by the Exchange Agent and Parent, and such determination shall be final and binding on each Holder. The Exchange Agent and Parent reserve the right to waive any irregularities or defects in the surrender of any certificates. A surrender will not be deemed to have been made until all irregularities have been cured or waived. Neither the Exchange Agent nor Parent is under any obligation to waive or to provide any notification of any irregularities or defects in the surrender of any certificates, nor shall the Exchange Agent or Parent be liable for any failure to give such notification.

All documentation and requests should be sent to the Exchange Agent at the following address:

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Corporate Actions Department

Telephone No.: 917-262-2378

Method of delivery of the certificate(s) is at the option and risk of the Holder. See Instruction 1.

All Holders, please mail or deliver each of the following:

☐ This Letter of Transmittal, duly executed by Holder

☐ The Lock-Up Agreement, duly executed by Holder, the form of which is attached as Exhibit A

☐ The Amended and Restated Registration Rights Agreement, duly executed by Holder, the form of which is attached as Exhibit B

☐ A completed and executed IRS Form W-9 or Form W-8BEN (or Other Form W-8), as applicable, the form of which is attached as Exhibit C

☐ The certificate(s) representing your Company Stock

☐ If required, as described in the instructions, an original stock power, duly executed by Holder, the form of which is attached as Exhibit D

Please return all documents to the Exchange Agent using the address set forth in the instructions.

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LETTER OF TRANSMITTAL

To Exchange Securities of Xynomic Pharmaceuticals, Inc. Pursuant to the Merger of Bison Capital Merger Sub Inc. and Xynomic Pharmaceuticals, Inc.

This letter of transmittal (this “Letter of Transmittal”) is being furnished in connection with the merger of Bison Capital Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Bison Capital Acquisition Corp., a British Virgin Islands company which, prior to the consummation of the transactions contemplated by the Merger Agreement (as defined below), will domesticate as a Delaware corporation and, immediately thereafter will be known as “Xynomic Pharmaceuticals Holdings, Inc.” (the “Parent”), with and into Xynomic Pharmaceuticals, Inc., a Delaware corporation (the “Company”), pursuant to the Agreement and Plan of Merger, dated as of [●], 2018 (as amended from time to time in accordance with the terms thereof, the “Merger Agreement”), by and among (i) the Company, (ii) Parent, (iii) Bison Capital Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Parent (the “Merger Sub”), and (iv) Yinglin Mark Xu, an individual residing in Shanghai, China, in his capacity as the Stockholder Representative (the “Stockholder Representative”). Pursuant to the Merger Agreement, and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company, with the Company surviving the Merger as a wholly-owned subsidiary of Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of capital stock of the Company (other than shares in respect of which appraisal rights have been properly exercised and perfected to the extent available under Section 262 of the General Corporation Law of the State of Delaware and shares held by the Company or Parent) (the “Company Stock”) will be cancelled and cease to exist in exchange for the right to receive the Merger Consideration Shares and options to acquire common stock of the Company (each, a “Company Option”) (whether vested or unvested) shall be assumed by Parent and automatically converted into an option to acquire common stock of Parent, with its price and number of shares equitably adjusted based on the conversion of the Company Stock into the Merger Consideration Shares. Any capitalized term used but not defined in this Letter of Transmittal will have the meaning ascribed to such term in the Merger Agreement.

The undersigned holder (“Holder”) of Company Stock understands that this Letter of Transmittal is being provided to both the Company and Parent in connection with, and as a condition to the consummation of the Merger, and that the Company and Parent are consummating the Merger and the other transactions contemplated by the Merger Agreement in reliance upon the representations, warranties, covenants and agreements of the Holder set forth in this Letter of Transmittal.

IN ADDITION, HOLDER HAS READ, UNDERSTANDS AND AGREES TO ALL OF THE TERMS AND CONDITIONS SET FORTH IN THE MERGER AGREEMENT, THE TRANSACTION DOCUMENTS TO WHICH THE HOLDER IS BOUND, THE MATERIALS ACCOMPANYING THIS LETTER OF TRANSMITTAL AND THE ACCOMPANYING INSTRUCTIONS BEFORE COMPLETING ANY OF THE INFORMATION BELOW.

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Please read carefully this entire Letter of Transmittal and the accompanying instructions before completing any of the boxes below.

IMPORTANT: Holders of shares of capital stock of the Company will be entitled to appraisal rights in connection with the Merger. If Holder did not vote in favor of the Merger and wishes to exercise appraisal rights under Delaware law in connection with the Merger, Holder should carefully review, in consultation with legal counsel, Holder’s rights to appraisal as provided by Delaware law before certificates formerly representing Company Stock are surrendered for exchange.

1. Representations and Warranties of Holder. Holder hereby represents, warrants and covenants to the Company and Parent as follows as of the date of this Letter of Transmittal and as of the Effective Time:

(a) Ownership of Securities. All of the Company Stock owned by the Holder, including without limitation the number, type, class and series thereof, are set forth and accurately described in Schedule 1 below (the “Holder Company Stock”). Holder has beneficial ownership of, is the lawful owner of, and has good and valid title to, the Holder Company Stock, free and clear of any and all pledges, mortgages, encumbrances, charges, proxies, voting agreements, liens, adverse claims, options, security interests and demands of any nature or kind whatsoever (other than those imposed by applicable securities laws or the Company’s organizational documents, as in effect on the date hereof). There are no claims for finder’s fees or brokerage commission or other like payments in connection with the Merger Agreement or the transactions contemplated thereby payable by Holder pursuant to arrangements made by such Holder. Except for the Holder Company Stock set forth on Schedule 1 and any Company Options, Holder is not a beneficial owner or record holder of any: (i) equity securities of the Company, (ii) securities of the Company having the right to vote on any matters on which the holders of equity securities of the Company may vote, or (iii) options, warrants or other rights to acquire from the Company any equity securities or securities convertible into or exchangeable for equity securities of the Company.

(b) Binding Agreement. Holder (i) if a natural person, is of legal age to execute this Letter of Transmittal and each of the Exhibits hereto, including the Lock-Up Agreement and the Amended and Restated Registration Rights Agreement, and any other document required by this Letter of Transmittal (collectively with the Letter of Transmittal, the “Transmittal Documents”), and is legally competent to do so and (ii) if not a natural person, is (A) a corporation or other entity duly organized and validly existing under the laws of the jurisdiction of its organization and (B) has all necessary power and authority to execute and deliver the Transmittal Documents, to perform its obligations hereunder and thereunder and to consummate the transactions contemplated hereby and thereby. If Holder is not a natural person, the execution and delivery of the Transmittal Documents, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby by Holder has been duly authorized by all necessary corporate or similar action on the part of Holder. This Letter of Transmittal and each other Transmittal Document, assuming due authorization, execution and delivery hereof by the other parties hereto and thereto, constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other similar laws of general applicability relating to or affecting creditor’s rights, and to general equitable principles).

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(c) No Conflicts. No filing with, or notification to, any governmental authority, and no consent, approval, authorization or permit of any other person or entity is necessary for the execution of this Letter of Transmittal or any other Transmittal Document by Holder, the performance of its obligations hereunder or thereunder or the consummation by it of the transactions contemplated hereby or thereby. None of the execution and delivery of this Letter of Transmittal or any other Transmittal Document by Holder, the performance of its obligations hereunder or thereunder or the consummation by it of the transactions contemplated hereby or thereby will (i) conflict with or result in any breach of the organizational documents of Holder, if applicable, (ii) result in, or give rise to, a violation or breach of or a default under any of the terms of any contract or obligation to which Holder is a party or by which Holder or any of the Holder Company Stock or its other assets may be bound, or (iii) violate any applicable law or order, except for any of the foregoing in clauses (i) through (iii) as would not reasonably be expected to impair in any material respect Holder’s ability to perform its obligations under this Letter of Transmittal or the other Transmittal Documents. Holder has not entered into any agreement or knowingly taken any action (nor will enter into any agreement or knowingly take any action) that would make any representation or warranty of Holder contained in this Letter of Transmittal untrue or incorrect in any material respect or have the effect of preventing Holder from performing any of its material obligations under this Letter of Transmittal or any Transmittal Document.

(d) Investment Representations. Holder: (i) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”); (ii) is acquiring its portion of the Merger Consideration Shares for itself for investment purposes only, and not with a view towards any resale or distribution of such Merger Consideration Shares; (iii) has been advised and understands that the Merger Consideration Shares (A) are being issued in reliance upon one or more exemptions from the registration requirements of the Securities Act and any applicable state securities laws, (B) have not been and shall not be registered under the Securities Act or any applicable state securities laws and, therefore, must be held indefinitely and cannot be resold unless such Merger Consideration Shares are registered under the Securities Act and all applicable state securities laws, unless exemptions from registration are available and (C) will be subject to additional restrictions on transfer pursuant to the Lock-Up Agreement; (iv) is aware that an investment in Parent is a speculative investment and is subject to the risk of complete loss; and (v) acknowledges that Parent is under no obligation hereunder to register the Merger Consideration Shares under the Securities Act (except as may be set forth in the Amended and Restated Registration Rights Agreement). Holder does not have any contract with any person or entity to sell, transfer, or grant participations to such person or entity, or to any third person or entity, with respect to the Merger Consideration Shares. By reason of Holder’s business or financial experience, or by reason of the business or financial experience of Holder’s “purchaser representatives” (as that term is defined in Rule 501(h) under the Securities Act), Holder is capable of evaluating the risks and merits of an investment in Parent and of protecting its interests in connection with this investment. Holder has carefully read and understands all materials provided by or on behalf of Parent or its affiliates or the managers, directors, officers, employees, agents or advisors of Parent or its affiliates (collectively, “Parent’s Representatives”) to Holder or its affiliates or the managers, directors, officers, employees, agents or advisors of Holder or its affiliates (collectively, the “Holder’s Representatives”) pertaining to an investment in Parent and has consulted, as Holder has deemed advisable, with its own attorneys, accountants or investment advisors with respect to the investment contemplated hereby and its suitability for Holder. Holder acknowledges that the Merger Consideration Shares are subject to dilution for events not under the control of Holder. Holder has completed its independent inquiry and has relied fully upon the advice of its own legal counsel, accountant, financial and other Holder’s Representatives in determining the legal, tax, financial and other consequences of the Merger Agreement and the Transmittal Documents and the transactions contemplated hereby and thereby and the suitability of the foregoing for Holder and its particular circumstances, and has not relied upon any representations or advice by Parent or Parent’s Representatives. Holder acknowledges and agrees that no representations or warranties have been made by Parent or any Parent Representative to Holder, and that Holder has not been guaranteed or represented to by any person or entity, (i) any specific amount or the event of the distribution of any cash, property or other interest in Parent or (ii) the profitability or value of the Merger Consideration Shares in any manner whatsoever. Holder: (A) has been represented by independent counsel (or has had the opportunity to consult with independent counsel and has declined to do so); (B) has had the full right and opportunity to consult with Holder’s attorneys and other advisors and has availed itself of this right and opportunity; (C) has carefully read and fully understands the Merger Agreement and this Letter of Transmittal and the other Transmittal Documents in their entirety and has had them fully explained to it by such counsel; (D) is fully aware of the contents hereof and the meaning, intent and legal effect thereof; and (E) is competent to execute this Letter of Transmittal and the other Transmittal Documents and has executed this Letter of Transmittal and the other Transmittal Documents free from coercion, duress or undue influence.

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2. Escrow and Indemnification. Holder acknowledges, covenants and agrees that (a) pursuant to Section 1.10 of the Merger Agreement, 3% of the Closing Parent Share Consideration and 3% of the Earnout Parent Share Consideration (if payable) (collectively, the “Escrow Shares”) will be held in escrow for up to eighteen (18) months after the Closing Date (the “Indemnity Escrow Period”) (subject to amounts retained in escrow thereafter for then pending claims) and shall serve as security for, and a source of payment of, (i) the indemnification rights of Parent, its affiliates and their respective officers, directors, managers, employees, successors and permitted assigns (collectively, the “Indemnified Parties”) pursuant to Article X of the Merger Agreement and (ii) any post-closing merger consideration adjustment in favor of Parent pursuant to Section 1.05 of the Merger Agreement. Consequently, Holder’s Pro Rata Share (as defined in the Merger Agreement) of the Escrow Shares will be held in escrow in accordance with the Merger Agreement and the Escrow Agreement to be entered into in connection with the Merger Agreement. Holder will be required to provide several indemnification to the Indemnified Parties for claims made during the Indemnity Escrow Period to the extent of the Escrow Shares then remaining in the escrow account.

3. Disposition of Company Stock. Pursuant to the Merger Agreement, Holder hereby surrenders, cancels and terminates Holder’s shares of Company Stock in exchange for the Merger Consideration Shares payable in respect of such shares of Company Stock (net of any Escrow Shares) pursuant to the Merger Agreement. Holder hereby authorizes and instructs the Exchange Agent to issue to Holder the portion of Merger Consideration Shares (less the Escrow Shares) due to Holder as a result of the Merger.

4. Appointment of Stockholder Representative to Act on Holder’s Behalf. By the execution and delivery of this Letter of Transmittal, Holder on behalf of itself and its successors and assigns, hereby agrees to the provisions of Section 12.01 of the Merger Agreement and irrevocably constitutes and appoints Yinglin Mark Xu in his capacity as the Stockholder Representative as set forth in the Merger Agreement, as the true and lawful agent and attorney-in-fact of Holder with full powers of substitution to act in the name, place and stead thereof with respect to the performance on behalf of Holder to the extent set forth in Section 12.01 of the Merger Agreement.

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5. Release of Claims. In consideration of the receipt of its Merger Consideration Shares, Holder, intending to be legally bound, effective as of the Effective Time hereby releases and discharges the Company and its affiliates and their respective directors, officers, employees, agents, representatives, successors and assigns (collectively, “Releasees”) fully, finally and forever, from all and any manner of claims, actions, rights, causes of action, suits, obligations, liabilities, debts, due sums of money, agreements, promises, damages, judgments, executions, accounts, expenses, costs, attorneys’ fees and demands whatsoever, whether in law, contract or equity, whether known or unknown, matured or unmatured, foreseen or unforeseen (collectively, “Claims”), arising out of events existing or occurring contemporaneously with or prior to the Effective Time, in each case, in Holder’s capacity as a stockholder or option holder of the Company (or its predecessors) or otherwise relating to Holder’s acquisition, ownership, control or sale of Company Stock; provided, that nothing contained herein shall operate to release (i) any liabilities of a Releasee based upon, arising out of or relating to, without duplication, this Letter of Transmittal or any of the other Transmittal Documents, the Merger Agreement, or any of the Transaction Documents, (ii) the Company for claims for Fraud made by Parent against the Company or any of its subsidiaries under the Merger Agreement for which Holder has any responsibility beyond the Escrow Shares, (iii) any claim Holder may have, in his or her capacity as an employee, director or officer of the Company or any of its subsidiaries, for indemnification by the Company or any of its subsidiaries, whether pursuant to an indemnification agreement, under the Company’s organizational documents as in effect immediately prior to the Closing or pursuant to applicable law, and any related rights as a named insured under any Company insurance policy relating thereto or (iv) any claim Holder may have for vested benefits and unpaid wages that are owed to Holder in his or her capacity as an employee, director, officer or consultant of the Company or any of its subsidiaries. Holder hereby irrevocably covenants to refrain from, directly or indirectly, asserting, commencing or instituting any cause of action, suit or claim of any kind against any Releasee based upon any matter intended or purported to be released hereby. This release may not be altered except in a writing signed by the person or entity against whose interest such change shall operate.

6. Post-Closing Confidentiality. Holder hereby agrees for a period of two (2) years from and after the date hereof to, and to direct Holder’s Representatives to: (i) treat and hold in strict confidence any Company Confidential Information (as defined below), and not use for any purpose (except in connection with the consummation of the transactions contemplated by this Letter of Transmittal, the Merger Agreement or the Transaction Documents, performing its obligations hereunder or thereunder or enforcing its rights hereunder or thereunder), nor directly or indirectly disclose, distribute, publish, disseminate or otherwise make available to any third party any of the Company Confidential Information without the Company’s and Parent’s prior written consent. As used in this Letter of Transmittal, “Company Confidential Information” means all material and information relating to the business, affairs and assets of the Company or its subsidiaries, including material and information that concerns or relates to the Company or its subsidiaries’ bidding and proposal, technical, computer hardware or software, administrative, management, operational, data processing, financial, marketing, sales, human resources, business development, planning and/or other business activities, and information regarding genetic or other biological materials, gene sequences, cell lines, viruses, plasmids, vectors, compounds, protocols, assays and clinical trials, regardless of whether such material and information is maintained in physical, electronic, or other form, that is: (A) gathered, compiled, generated, produced or maintained by the Company or its subsidiaries, or provided to the Company or its subsidiaries by their respective suppliers, service providers or customers; and (B) intended and maintained by the Company or its subsidiaries or their respective representatives, suppliers, service providers or customers to be kept in confidence. The obligations set forth in this Section 6 will not apply to any Company Confidential Information that: (i) is known or available through other lawful sources not known by Holder to be bound by a confidentiality agreement with, or other confidentiality obligation to, the Company or its subsidiaries; (ii) is or becomes publicly known through no violation of this Letter of Transmittal or other non-disclosure obligation of Holder or any of Holder’s Representatives; (iii) is already in the possession of Holder at the time of disclosure, provided that such information is not known to Holder to be subject to another confidentiality agreement or other confidentiality obligation; (iv) is independently developed by or for Holder or any of Holder’s Representatives without derivation from, reference to or reliance upon, or using in any manner, Company Confidential Information and without violating any of the confidentiality obligations under this Letter of Transmittal or (v) is required to be disclosed by applicable law, regulation, stock exchange rule or other market or reporting system, pursuant to an order of any administrative body or court of competent jurisdiction, or by other legal, judicial, regulatory or administrative process (by oral questions, interrogatories, requests for information or documents in legal proceedings, subpoena, civil investigative demand or other similar process) (provided that, with respect to this clause (v), (A) the Company is given reasonable prior written notice, (B) Holder cooperates (and directs Holder’s Representatives to cooperate), at the Company’s sole cost and expense, with any reasonable request of the Company to seek to prevent or narrow such disclosure and (C) if after compliance with clauses (A) and (B) such disclosure is still required, Holder and Holder’s Representatives will only disclose such portion of the Company Confidential Information that is expressly required by such order, as it may be subsequently narrowed). Notwithstanding the foregoing, in the event that Holder is already subject to confidentiality obligations to the Company which are in effect as of the Closing Date which provide that such confidentiality obligations are the sole confidentiality provisions with respect to the Company applicable to Holder, then those confidentiality obligations will apply to Holder in lieu of the provisions of this Section 6. Nothing in the Section 6 shall limit the right of the Holder to provide any information required by law to any tax authority and no notice of such disclosure shall be required to be given to the Company.

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IMPORTANT — HOLDERS SIGN HERE

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on stock certificate(s) and/or on a security position listing or by person(s) authorized to become registered holder(s) as evidenced by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 2.)

Method of delivery of the certificate(s) is at the option and risk of the Holder. See Instruction 1.

Signature(s): _____________________________________________________________________

Print Name: ______________________________________________________________________

Title (if signing on behalf of an entity Holder): ___________________________________________

Mailing Address: __________________________________________________________________

_________________________________________________________________________________

_________________________________________________________________________________

Area Code and Telephone Number: ____________________________________________________

Email Address: ____________________________________________________________________

Dated: _____________, 2018

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GUARANTEE OF SIGNATURE(S)

(See Instruction 2)

Complete ONLY if required by Instruction 2.

FOR USE BY ELIGIBLE INSTITUTION ONLY.

PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Firm:	_____________________________________________________________

By:	_____________________________________________________________

Title:	_____________________________________________________________

Date:	_____________________________________________________________

Address:	_____________________________________________________________

_____________________________________________________________

_____________________________________________________________

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Schedule 1

Holder Company Stock

Name(s) and Address(es) of Registered Owner(s) (Please fill in, if blank, exactly as name(s) appear(s) on the records of the Company)	Company Stock (Attach additional list if necessary)
	Company Certificate Number(s) __________________________ __________________________ __________________________	Number of Shares Company Stock __________________________ __________________________ __________________________	Class of Shares Company Stock __________________________ __________________________ __________________________

☐ If any certificate(s) representing Company Stock that you own have been lost, stolen or destroyed, check this box and see Instruction 6. Please fill out the remainder of this Letter of Transmittal and:

Indicate here the number and class of shares of Company Stock represented by the lost, stolen or destroyed certificates:

______________________________________________________________________________________________________________

(number and class of shares of Company Stock)

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Schedule 2

Special Issuance and Delivery Instructions

SPECIAL ISSUANCE INSTRUCTIONS (See Instructions 2 and 3)	SPECIAL DELIVERY INSTRUCTIONS (See Instructions 2 and 3)
To be completed ONLY if the Merger Consideration Shares are to be issued in the name of someone other than the undersigned Holder.	To be completed ONLY if the physical copies of the new certificates for the Merger Consideration Shares are to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown above.

Holder Company Stock to which the Special Issuance Instruction applies (must match at least one of the entries of Holder Company Stock listed on Schedule 1):

______________________________________

______________________________________

______________________________________

Holder Company Stock to which the Special Delivery Instruction applies (must match at least one of the entries of Holder Company Stock listed on Schedule 1):

_______________________________________

_______________________________________

_______________________________________

Issue to

Name:

______________________________________

(Please Print)

Address: ______________________________

______________________________________

(Include Zip Code)

______________________________________

(Tax Identification or Social Security No.)

Deliver to: Name: _______________________________________ (Please Print) Address: _______________________________ _______________________________________ (Include Zip Code)
If the above space is inadequate, please note that fact above and continue on a separate attachment	If the above space is inadequate, please note that fact above and continue on a separate attachment

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Exhibit A

Form of Lock-Up Agreement

TO BE EXECUTED BY ALL HOLDERS

[Execute attached Form Lock-Up Agreement]

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Exhibit B

[Form of Amended and Restated Registration Rights Agreement]

TO BE EXECUTED BY ALL HOLDERS

[Execute attached Form Registration Rights Agreement]

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Exhibit C-1

IRS Form W-9

TO BE COMPLETED BY ALL U.S. HOLDERS

(See Instruction 4)

[Complete attached Form W-9]

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Exhibit C-2

Form W-8BEN

TO BE COMPLETED BY ALL NON-U.S. HOLDERS THAT ARE NATURAL PERSONS1

(See Instruction 4)

[Complete attached Form W-8BEN]

1 If the Holder is a non-U.S. entity, it should complete Form W-8BEN-E; if the investment is related to a trade or business that the non-U.S. Holder has in the United States, the non-U.S. Holder should consider instead completing Form W-8ECI; if the non-U.S. Holder is a non-U.S. pass-through entity, the non-U.S. Holder should consider instead completing Form W-8IMY. Each Holder should consult his, her or its tax advisor as to the applicable form that he, she or it should submit.

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Exhibit D

Form of Stock Power

TO BE COMPLETED BY HOLDERS OF COMPANY STOCK

WHERE THE LETTER OF TRANSMITTAL IS NOT SIGNED BY THE

REGISTERED OWNER OF THE STOCK CERTIFICATE(S)

(See Instruction 2)

[Complete attached Form Stock Power]

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